STOCK OPTION AGREEMENT


                  THIS STOCK OPTION AGREEMENT ("Agreement") dated as of March 2, 1998, is by and between HUBCO, Inc., a New Jersey corporation and registered bank holding company ("HUBCO"), and COMMUNITY FINANCIAL HOLDING CORPORATION, a New Jersey corporation and registered bank holding company ("CFHC").

                                   BACKGROUND

                  WHEREAS, HUBCO and CFHC, as of the date hereof, are prepared to execute a definitive agreement and plan of merger (the "Merger Agreement") pursuant to which CFHC will be merged with and into HUBCO (the "Merger"); and

                  WHEREAS, HUBCO has advised CFHC that it will not execute the Merger Agreement unless CFHC executes this Agreement; and

                  WHEREAS, the Board of Directors of CFHC has determined that the Merger Agreement provides substantial benefits to the shareholders of CFHC; and

                  WHEREAS, as an inducement to HUBCO to enter into the Merger Agreement and in consideration for such entry, CFHC desires to grant to HUBCO an option to purchase authorized but unissued shares of common stock of CFHC in an amount and on the terms and conditions hereinafter set forth.

                                    AGREEMENT

                  In consideration of the foregoing and the mutual covenants and agreements set forth herein and in the Merger Agreement, HUBCO and CFHC, intending to be legally bound hereby, agree:

                         1. Grant of  Option.  CFHC  hereby  grants to HUBCO the
option to purchase 252,790 shares of common stock, $5.00 par value, of CFHC (the "Common Stock") at a price of $24.40 per share (the "Option Price"), on the terms and conditions set forth herein (the "Option").

                         2.  Exercise  of  Option.  This  Option  shall  not  be
exercisable until the occurrence of a Triggering Event (as such term is hereinafter defined). Upon or after the occurrence of a Triggering Event (as such term is hereinafter defined), HUBCO may exercise the Option, in whole or in part, at any time or from time to time, subject to the terms and conditions set forth herein and the termination provisions of Section 19 of this Agreement.

                  The term "Triggering Event" means the occurrence of any of the following events:

                  A person or group (as such terms are defined in the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations thereunder) other than HUBCO or an affiliate of HUBCO:

                                a. acquires  beneficial  ownership (as such term
is defined in Rule 13d-3 as promulgated under the Exchange Act) of at least 20% of the then outstanding shares of Common Stock; or

                                b.   enters  into  a  letter  of  intent  or  an
agreement, whether oral or written, with CFHC pursuant to which such person or any affiliate of such person would (i) merge or consolidate, or enter into any similar transaction, with CFHC, (ii) acquire all or a significant portion of the assets or liabilities of CFHC, or (iii) acquire beneficial ownership of securities representing, or the right to acquire beneficial ownership or to vote securities representing, 20% or more of the then outstanding shares of Common Stock; or

                                c.  makes a  filing  with  any  bank  regulatory
authorities or publicly announces a bona fide proposal (a "Proposal") for (i) any merger with, consolidation with or acquisition of all or a significant portion of all the assets or liabilities of, CFHC or any other business combination involving CFHC, or (ii) a transaction involving the transfer of beneficial ownership of securities representing, or the right to acquire beneficial ownership or to vote securities representing, 20% or more of the outstanding shares of Common Stock, and thereafter, if such Proposal has not been Publicly Withdrawn (as such term is hereinafter defined) at least 15 days prior to the meeting of shareholders of CFHC called to vote on the Merger and CFHC's shareholders fail to approve the Merger by the vote required by applicable law at the meeting of shareholders called for such purpose; or

                                d. makes a bona fide  Proposal  and  thereafter,
but before such Proposal has been Publicly Withdrawn, CFHC willfully takes any action in any manner which would materially interfere with its ability to consummate the Merger or materially reduce the value of the transaction to HUBCO.

                  The term "Triggering Event" also means the taking of any material direct or indirect action by CFHC or any of its directors, senior executive officers, investment bankers or other person with actual or apparent authority to speak for the CFHC Board of Directors, inviting, encouraging or soliciting any proposal which has as its purpose a tender offer for the shares of Common Stock, a merger, consolidation, plan of exchange, plan of acquisition or reorganization of CFHC, or a sale of a significant number of shares of Common Stock or any significant portion of its assets or liabilities (any of the foregoing, an "Insider Action"); provided, that such Insider Action shall not constitute a Triggering Event if (i) promptly but in any event within 24 hours after the Insider Action occurs, CFHC so notifies HUBCO in a writing which describes the Insider Action in reasonable detail, (ii) promptly but in any event within 48 hours after HUBCO requests in writing, CFHC takes all actions which HUBCO reasonably requests in order to ameliorate any actual or potential negative effects of the Insider Action, and (iii) the Insider Action does not actually have an adverse effect on HUBCO or on the ability of HUBCO or CFHC to consummate the Merger or to do so in a timely manner.

                  The term "significant portion" means 25% of the assets or liabilities of CFHC. The term "significant number" means 20% of the outstanding shares of Common Stock.

                  "Publicly Withdrawn", for purposes of clauses (c) and (d) above, shall mean an unconditional bona fide withdrawal of the Proposal coupled with a public announcement of no further interest in pursuing such Proposal or in acquiring any controlling influence over CFHC or in soliciting or inducing any other person (other than HUBCO or any affiliate of HUBCO) to do so.

                  Notwithstanding the foregoing, the Option may not be exercised at any time (i) in the absence of any required governmental or regulatory approval or consent necessary for CFHC to issue the shares of Common Stock covered by the Option (the "Option Shares") or HUBCO to exercise the Option or prior to the expiration or termination of any waiting period required by law, or
(ii) so long as any injunction or other order, decree or ruling issued by any federal or state court of competent jurisdiction is in effect which prohibits the sale or delivery of the Option Shares, or (iii) if at any time between the exercise of the Option and the issuance of the Option Shares, HUBCO has breached in a material respect any of the material covenants of the Merger Agreement which remain applicable to it.

                  CFHC shall notify HUBCO  promptly in writing of the occurrence of any Triggering Event known to it, it being understood that the giving of such notice by CFHC shall not be a condition to the right of HUBCO to exercise the Option. CFHC will not take any action which would have the effect of preventing or disabling CFHC from delivering the Option Shares to HUBCO upon exercise of the Option or otherwise performing its obligations under this Agreement, except to the extent required by applicable securities and banking laws and regulations.

                  In the event HUBCO wishes to exercise the Option, HUBCO shall send a written notice to CFHC (the date of which is hereinafter referred to as the "Notice Date") specifying the total number of Option Shares it wishes to purchase and a place and date between two and ten business days inclusive from the Notice Date for the closing of such a purchase (a "Closing"); provided, however, that a Closing shall not occur prior to two days after the later of receipt of any necessary regulatory approvals and the expiration of any legally required notice or waiting period, if any.

                         3. Payment and Delivery of Certificates. At any Closing
hereunder (a) HUBCO will make payment to CFHC of the aggregate price for the Option Shares so purchased by wire transfer of immediately available funds to an account designated by CFHC; (b) CFHC will deliver to HUBCO a stock certificate or certificates representing the number of Option Shares so purchased, free and clear of all liens, claims, charges and encumbrances of any kind or nature whatsoever created by or through CFHC, registered in the name of HUBCO or its designee, in such denominations as were specified by HUBCO in its notice of exercise and bearing a legend as set forth below; and (c) HUBCO shall pay any transfer or other taxes required by reason of the issuance of the Option Shares so purchased.

                  A legend will be placed on each stock certificate evidencing Option Shares issued pursuant to this Agreement, which legend will read substantially as follows:

         The shares of stock evidenced by this certificate have not been registered for sale under the Securities Act of 1933 (the "1933 Act"). These shares may not be sold, transferred or otherwise disposed of unless a registration statement with respect to the sale of such shares has been filed under the 1933 Act and declared effective or, in the opinion of counsel reasonably acceptable to COMMUNITY FINANCIAL HOLDING CORPORATION, said transfer would be exempt from registration under the provisions of the 1933 Act and the regulations promulgated thereunder.

No such legend shall be required if a registration statement is filed and declared effective under Section 4 hereof.

                         4. Registration Rights. Upon or after the occurrence of
a Triggering Event and upon receipt of a written request from HUBCO, CFHC shall, if necessary for the resale of the Option or the Option Shares by HUBCO, prepare and file a registration statement with the Securities and Exchange Commission and any state securities bureau covering the Option and such number of Option Shares as HUBCO shall specify in its request, and CFHC shall use its best efforts to cause such registration statement to be declared effective in order to permit the sale or other disposition of the Option and the Option Shares, provided that HUBCO shall in no event have the right to have more than one such registration statement become effective, and provided further that CFHC shall not be required to prepare and file any such registration statement in connection with any proposed sale with respect to which counsel to CFHC delivers to CFHC and to HUBCO its opinion (which is reasonably acceptable to HUBCO) to the effect that no such filing is required under applicable laws and regulations with respect to such sale or disposition; provided further, however, that CFHC may delay any registration of Option Shares above for a period not exceeding 90 days in the event that CFHC shall in good faith determine that any such registration would adversely effect an offering of securities by CFHC for cash. HUBCO shall provide all information reasonable requested by CFHC for inclusion in any registration statement to be filed hereunder.

                  In  connection  with  such  filing,  CFHC  shall  use its best efforts to cause to be delivered to HUBCO such certificates, opinions, accountant's letters and other documents as HUBCO shall reasonably request and as are customarily provided in connection with registrations of securities under the Securities Act of 1933, as amended. All reasonable expenses incurred by CFHC in complying with the provisions of this Section 4, including without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for CFHC and blue sky fees and expenses shall be paid by CFHC. Underwriting discounts and commissions to brokers and dealers relating to the Option Shares, fees and disbursements of counsel to HUBCO and any other expenses incurred by HUBCO in connection with such registration shall be borne by HUBCO. In connection with such filing, CFHC shall indemnify and hold harmless HUBCO against any losses, claims, damages or liabilities, joint or several, to which HUBCO may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any preliminary or final registration statement or any amendment or supplement thereto, or arise out of the omission of a material fact required to be stated therein or necessary to make the statements therein not misleading; and CFHC will reimburse HUBCO for any legal or other expense reasonably incurred by HUBCO in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that CFHC will not be liable in any case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such preliminary or final registration statement or such amendment or supplement thereto in reliance upon and in conformity with written information furnished by or on behalf of HUBCO specifically for use in the preparation thereof. HUBCO will indemnify and hold harmless CFHC to the same extent as set forth in the immediately preceding sentence but only with reference to written information specifically furnished by or on behalf of HUBCO for use in the preparation of such preliminary or final registration statement or such amendment or supplement thereto; and HUBCO will reimburse CFHC for any legal or other expense reasonably incurred by CFHC in connection with investigating or defending any such loss, claim, damage, liability or action. Notwithstanding anything to the contrary herein, no indemnifying party shall be liable for any settlement effected without its prior written consent.

                         5.  Adjustment Upon Changes in  Capitalization.  In the
event of any change in the Common Stock by reason of stock dividends, split-ups, mergers, recapitalizations, combinations, conversions, exchanges of shares or the like, then the number and kind of Option Shares and the Option Price shall be appropriately adjusted.

                  In the event any capital reorganization or reclassification of the Common Stock, or any consolidation, merger or similar transaction of CFHC with another entity, or any sale of all or substantially all of the assets of CFHC, shall be effected in such a way that the holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provisions (in form reasonably satisfactory to the holder hereof) shall be made whereby the holder hereof shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified herein and in lieu of the Common Stock immediately theretofore purchasable and receivable upon exercise of the rights represented by this Option, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore purchasable and receivable upon exercise of the rights represented by this Option had such reorganization, reclassification, consolidation, merger or sale not taken place; provided, however, that if such transaction results in the holders of Common Stock receiving only cash, the holder hereof shall be paid the difference between the Option Price and such cash consideration without the need to exercise the Option.

                         6.  Filings and  Consents.  Each of HUBCO and CFHC will
use its reasonable efforts to make all filings with, and to obtain consents of, all third parties and governmental authorities necessary to the consummation of the transactions contemplated by this Agreement.

                  Exercise of the Option herein provided shall be subject to compliance with all applicable laws including, in the event HUBCO is the holder hereof, approval of the Securities and Exchange Commission, the Board of Governors of the Federal Reserve System, the Office of Comptroller of the Currency, the Federal Deposit Insurance Corporation or the New Jersey Department of Banking and Insurance, and CFHC agrees to cooperate with and furnish to the holder hereof such information and documents as may be reasonably required to secure such approvals.

                           7.  Representations  and  Warranties  of  CFHC.  CFHC
hereby represents and warrants
to HUBCO as follows:

                                a. Due  Authorization.  CFHC has full  corporate
power and authority to execute, deliver and perform this Agreement and all corporate action necessary for execution, delivery and performance of this Agreement has been duly taken by CFHC.

                                b.  Authorized  Shares.  CFHC has taken and,  as
long as the Option is outstanding, will take all necessary corporate action to authorize and reserve for issuance all shares of Common Stock that may be issued pursuant to any exercise of the Option.

                                c.  No  Conflicts.  Neither  the  execution  and
delivery of this Agreement nor consummation of the transactions contemplated hereby (assuming all appropriate regulatory approvals) will violate or result in any violation or default of or be in conflict with or constitute a default under any term of the Certificate of Incorporation or Bylaws of CFHC or any agreement, instrument, judgment, decree or order applicable to CFHC.

                         8. Specific Performance. The parties hereto acknowledge
that damages would be an inadequate remedy for a breach of this Agreement and that the obligations of the parties hereto shall be specifically enforceable. Notwithstanding the foregoing, HUBCO shall have the right to seek money damages against CFHC for a breach of this Agreement.

                         9.  Entire  Agreement.  This  Agreement  and the Merger
Agreement constitute the entire agreement between the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties or any of them with respect to the subject matter hereof.

                         10. Assignment or Transfer.  HUBCO may not sell, assign
or otherwise transfer its rights and obligations hereunder, in whole or in part, to any person or group of persons other than to a wholly-owned subsidiary of HUBCO. HUBCO represents that it is acquiring the Option for HUBCO's own account and not with a view to or for sale in connection with any distribution of the Option or the Option Shares. HUBCO is aware that neither the Option nor the Option Shares is the subject of a registration statement filed with, and declared effective by, the Securities and Exchange Commission pursuant to
Section 5 of the Securities Act, but instead each are being offered in reliance upon the exemption from the registration requirement provided by Section 4(2) thereof and the representations and warranties made by HUBCO in connection therewith.

                         11. Amendment of Agreement.  Upon mutual consent of the
parties hereto, this Agreement may be amended in writing at any time, for the purpose of facilitating performance hereunder or to comply with any applicable regulation of any governmental authority or any applicable order of any court or for any other purpose.

                         12. Validity. The invalidity or unenforceability of any
provision of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, which shall remain in full force and effect.

                         13. Notices. All notices, requests,  consents and other
communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given when delivered personally, by express service, cable, telegram or telex, or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties as follows:

                  If to HUBCO:

                           HUBCO, Inc.
                           1000 MacArthur Boulevard
                           Mahwah, NJ 07430
                           Attn.: Kenneth T. Neilson
                                  President and Chief Executive Officer

                  With a copy to:

                           HUBCO, Inc.
                           1000 MacArthur Boulevard
                           Mahwah, NJ 07430
                           Attn.: D. Lynn Van Borkulo-Nuzzo, Esq.
                                  Executive Vice President and General Counsel

                           Pitney, Hardin, Kipp & Szuch
                           200 Campus Drive
                           Florham Park, NJ 07932
                           Attn.: Ronald H. Janis, Esq.
                                  Michael W. Zelenty, Esq.


                  If to CFHC:

                           Community Financial Holding Corporation
                           222 Haddon Avenue
                           Westmont, NJ 08108
                           Attn.: Robert T. Pluese
                                  Chairman

                  With a copy to:
                           Stevens & Lee
                           1415 Route 70 East, Suite 506
                           Cherry Hill, NJ 08034
                           Attn.: Jeffrey P. Waldron, Esq.
                                  Edward C. Hogan, Esq.

or to such other address as the person to whom notice is to be given may have previously furnished to the others in writing in the manner set forth above (provided that notice of any change of address shall be effective only upon receipt thereof).

                         14.  Governing Law. This Agreement shall be governed by
and construed in accordance with the laws of the State of New Jersey.

                         15.  Captions.   The  captions  in  the  Agreement  are
inserted for convenience and reference purposes, and shall not limit or otherwise affect any of the terms or provisions hereof.

                         16. Waivers and Extensions.  The parties hereto may, by
mutual consent, extend the time for performance of any of the obligations or acts of either party hereto. Each party may waive (a) compliance with any of the covenants of the other party contained in this Agreement and/or (b) the other party's performance of any of its obligations set forth in this Agreement.

                         17.  Parties  in  Interest.  This  Agreement  shall  be
binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

                         18. Counterparts. This Agreement may be executed in two
or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

                         19.  Termination.  This Agreement  shall terminate upon
either the termination of the Merger Agreement as provided therein or the consummation of the transactions contemplated by the Merger Agreement; provided, however, that if termination of the Merger Agreement occurs after the occurrence of a Triggering Event (as defined in Section 2 hereof) and the Merger Agreement has not been terminated by CFHC due to a material breach by HUBCO of a material covenants of the Merger Agreement applicable to HUBCO, this Agreement shall not terminate until the later of 18 months following the date of the termination of the Merger Agreement or the consummation of any proposed transactions which constitute the Triggering Event

                  IN WITNESS WHEREOF, each of the parties hereto, pursuant to resolutions adopted by its Board of Directors, has caused this Stock Option Agreement to be executed by its duly authorized officer, all as of the day and year first above written.



                                COMMUNITY FINANCIAL HOLDING CORPORATION

                                     GERARD M. BENMILLER
                                By:-------------------------------------
                                     Gerard M. Benmiller, President


                                HUBCO, INC.

                                     KENNETH T. NEILSON
                                By:-------------------------------------
                                     Kenneth T. Neilson, President and
                                     Chief Executive Officer